                                                                   EXHIBIT 10.57

Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT
--------------------------------------------------------------------------------

This SERVICE AGREEMENT ("Agreement") is hereby made and entered into, as of this 1st day of November, 2000 (the Effective Date), by and between IPVOICE.COM, INC. a Nevada Corporation, ("IPVoice"), having its principal place of business at 7585 East Redfield Road, Suite 202, Scottsdale, AZ 85260 and BLUESHIFT TELECOM, INC. ("Blueshift") having its principal place of business at 853 Sanders Road, Suite 180, Northbrook, IL 60062. IPVoice and Blueshift are also referred to herein each as a "Party" and collectively as the "Parties."

In consideration of the mutual promises contained herein, the parties agree as follows:

1. SERVICES. Blueshift hereby orders, and IPVoice hereby agrees to provide, the Services, as specifically described on schedule A, attached hereto and incorporated by reference herein, as revised from time to time by IPVoice in accordance with generally applicable changes in IPVoice's service offerings. The Services will be provided at the rates, and in accordance with the terms and conditions, set forth in this Agreement and on Schedule A. IPVoice reserves the right to increase or decrease pricing, change or discontinue the distribution or licensing of any and all Products at any time and to cancel any service order for such discontinued products upon thirty (30) days written notice and without liability of any kind. Any reference to "Service" herein means Flat Rate Product Sets. IPVoice can act as agent on behalf of Blueshift in placing orders with such carriers and other entities, as shall be reasonably necessary for IPVoice if IPVoice chooses to provide an extended Services offering to Blueshift.

2. TERM. This Agreement shall be effective as of the Effective Date, shall continue in full force and effect for the term set forth on Schedule A, hereto, unless earlier terminated, and shall be automatically renewed for one or more of the renewal terms set forth Schedule A, unless a Party notifies the other Party in writing of its intent not to renew at least ninety (90) days prior to termination of the then current term of this Agreement (the "Term"). In the event, however, that IPVoice is unable to maintain such agreements and facilities as shall be necessary to provide the Services at rates and on terms and conditions reasonable acceptable to Blueshift, or IPVoice's performance under this Agreement is held by the Federal Communications Commission (FCC), one or more state regulatory commissions (State Commissions), or a court of competent jurisdiction to violate any FCC or State Commission order, regulation, rule or policy, IPVoice may terminate this Agreement.

3. ADDITIONAL RESPONSIBILITIES OF IPVOICE. IPVoice shall establish, and from time to time may amend, reasonable service order processing forms and procedures, shall accept and process orders for the Services submitted by Blueshift on such forms and in conformance with such procedures, and shall not unreasonably discriminate against orders for the Services submitted by Blueshift. No order for the Services shall be binding upon IPVoice unless and until such order has been approved and accepted by IPVoice. IPVoice shall exercise reasonable, good faith efforts (i) to provide at the request of Blueshift the Services to Blueshift's retail customers ("Subscribers") on a timely basis; (ii) to secure, operate and maintain, or caused to be operated and maintained, such services and facilities as shall be necessary to provide the Services; and (iii) to maintain all necessary and appropriate relationships with network and other service providers. IPVoice shall provide the Services in accordance with generally accepted industry standards. IPVoice shall provide Blueshift with such support as shall be reasonable and appropriate.

                                    1 of 28

Confidential



[* Portions of the document have been omitted and filed separately with the Commission under a request for confidential treatment.]

Blueshift Telecom, Inc.                                      IPVoice.com, Inc.
                               SERVICE AGREEMENT

-------------------------------------------------------------------------------

4. ADDITIONAL RESPONSIBILITIES OF BLUESHIFT. Blueshift shall use its best efforts to market the Services. In so doing, Blueshift shall act in a lawful, ethical and honest manner at all times, and shall resell the Services in accordance with all applicable laws, statutes and ordinances, orders of courts of competent jurisdiction, and rules, regulations, policies and orders of the FCC and State Commissions, as well as other regulatory and governmental authorities. Without limiting the generality of the above, Blueshift shall (i) secure and maintain such regulatory authorizations as shall be necessary and appropriate for the provision of the Services to Subscribers, (ii) not use the Services, or knowingly allow the Services to be used, for any unlawful or fraudulent purpose or in a manner which will interfere with the use of the Services by others, and (iii) promptly report to IPVoice all complaints received from Subscribers regarding the Services. On the Effective Date, and monthly thereafter on or before the last day of each month, Blueshift shall provide IPVoice with a written forecast of anticipated usage of the Services during the immediately following three months. From time to time, at IPVoice's written request, Blueshift shall promptly meet with IPVoice to discuss, and shall provide IPVoice such information as IPVoice shall reasonably request regarding activities undertaken by Blueshift pursuant to this Agreement.

End users who subscribe to services provided by Blueshift using the Services (Subscribers) shall be Subscribers of Blueshift and not of IPVoice, and Blueshift shall be solely responsible for billing, taxing and providing Subscribers. Without limiting the generality of the above, Blueshift shall be responsible for contracting with, ordering, modifying and terminating services for, billing, collecting from, and performing Blueshift service functions for (including, without limitation, responding to Subscribers' inquiries and complaints, reporting service outages and other troubles) Subscribers. Except for mutually agreed upon facilities for IPVoice supplied Technical Support for Internet access, IPVoice shall not deal directly with Subscribers. Upon Blueshift's signing, IPVoice will give Blueshift access to its account interface with its MultiCom(TM) software, which can support order entry, agent management and billing functions. IPVoice will provide technical training at mutually agreed upon facilities. During the Term and for one (1) year thereafter, Blueshift and IPVoice shall not, without the written consent of both parties, solicit, induce, and attempt to employ, or employ any officer or employee of the other party.

5. RATES AND CHARGES. IPVoice shall charge Blueshift, and Blueshift shall pay to IPVoice, the usage-sensitive, recurring and non-recurring rates and charges set forth on Schedule A, hereto, for the Services. If Blueshift discovers fraudulent use of the Services, it shall promptly notify IPVoice. Blueshift shall be responsible for properly charging taxes to Subscribers and for the proper and timely reporting and payment of applicable taxes to the taxing authorities.

6. CHARGES AND PAYMENT TERMS. Charges for Services shall be determined according to the Service and Pricing Schedules except as is specifically provided in this Agreement.


Flat Rate Products


                                    2 of 28
Confidential

Blueshift Telecom, Inc.                                     IPVoice.com, Inc.

                               SERVICE AGREEMENT

-------------------------------------------------------------------------------

Rates, Fees and charges for Flat Rate Products, as specified on Schedule A, shall be pre-paid by wire transfer to IPVoice before activations of Subscriber accounts for these products. Blueshift can batch process Subscriber accounts for payment daily or weekly.


Usage Sensitive charges
(LOC) Letter of Credit or pre-payment with true-up at the end of a billing cycle must be posted by Blueshift on estimated usage on products referred to in Schedules B and C. Blueshift shall make all payments due hereunder within five
(5) days after date of invoice. Usage sensitive minutes shall be billed weekly. Non-recurring charges shall be billed either in advance or upon completion of the associated activity. All invoices for recurring charges or products such as; flat rate, calling card, pre-paid or debit cards, local loop, private lines, or dedicated services shall be billed ten (10) to thirty (30) days in advance unless otherwise specified on Schedules A, B or C hereto (the "Due Date"). Payments shall be considered "Past Due" if not received by IPVoice seven (7) days after receipt of Invoice. Past Due charges will result in the associated Subscribers' accounts being turned off by either or both Parties. A late charge not to exceed one percent (1%) per month of the past due balance may be applied by IPVoice to any amount, including a disputed amount provided the dispute is settled in favor of IPVoice, not paid by Blueshift on or before the Due Date. Blueshift shall make all payments to IPVoice by wire transfer to such account at such financial institution as designated by Schedule A or as IPVoice shall from time to time designate. In the event that Blueshift in good faith disputes a charge, it shall submit with timely payment of the undisputed amounts due, a written notice containing the disputed charge and describing disputed charge. IPVoice shall respond to said notice within 10 days of its receipt of the notice and thereafter IPVoice and Blueshift shall attempt in good faith to resolve the dispute. Disputes shall not be cause for Customers to delay payment of the undisputed balance to IPVoice according to the terms outlined.

During the periods set forth in this section the amount being disputed will not be considered Past Due. In the event that the Parties are unable to resolve the dispute, either Party may submit the matter to arbitration pursuant to Section 14, hereof, in which event, the dispute shall be resolved through binding arbitration. Blueshift shall pay all disputed amounts in accordance with this
Section 6 subject to resolution of the dispute. All invoices not disputed by Blueshift within ten (10) days of Blueshift's receipt thereof shall be final and binding upon Blueshift.

7. TERMINATION/DEFAULT. This Agreement may be terminated without liability to the terminating Party: (i) at any time by mutual agreement of the Parties; (ii) by IPVoice (a) upon five (5) business days written notice in the event that Blueshift fails to pay any amount due IPVoice within ten (10) days of receipt of invoice, if such breach is not cured within the notice period; (b) upon written notice in the event that Blueshift fails to provide on the Effective Date, or increase or replenish within five (5) business days following IPVoice's request therefore, the Security Deposit; (c) upon written notice pursuant to Article 2 hereof; or (d) upon five (5) business days written notice in the event that Blueshift engages in fraudulent activity or injuries the reputation of IPVoice in reselling the Services if Blueshift does not cease engaging in such conduct within the notice period; (iii) by the non-breaching Party upon five
(5) business days written notice in the event of a material breach by the other Party if such material breach is not cured within thirty

                                    3 of 28

Confidential

Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT
________________________________________________________________________________

(30) days of written notice of the breach by the terminating Party; (iv) by Blueshift (a) if IPVoice is unable to provide service in required areas or (b) upon written notice pursuant to Article 2 hereof; or (v) immediately upon written notice by a Party upon institution by or against the other Party of any proceeding for relief under the Bankruptcy Code, the insolvency of the other Party or the appointment by a court of competent jurisdiction of a receiver of the other Party's property. In the event of a material breach by a Party under this Agreement, the other Party may pursue such other remedies as may be available to it at law or in equity. Neither termination nor expiration of this Agreement shall relieve a Party of liabilities previously accrued hereunder.

8. SERVICE OUTAGE OR DELAYS. IPVoice shall not be liable for any damages or penalties for delay in delivery when such delay is due to the elements, acts of God, delays in transportation, strikes, fire, or any other causes beyond the reasonable control of IPVoice. In the event of loss of the Services (Service Outage), [***]

9. INDEMNIFICATION. Each Party hereby agrees to defend, indemnify, and hold harmless the other Party's parents, shareholders, employees, officers, directors, managers, agents, affiliates and subsidiaries from all claims and liabilities, including costs and expenses and reasonable attorney's fees attributed to, arising out of or resulting from a material breach of this Agreement by the indemnifying Party.

10. PROPRIETARY INFORMATION/CONFIDENTIALITY. Each Party acknowledges that during the Term one Party (the "Proprietary Party") may disclose to the other Party (the "Receiving Party"), or it may receive in performing its obligations under this Agreement, information which is considered proprietary, confidential and/or competitively-sensitive by the Proprietary Party ("Proprietary Information") and agrees to take all reasonable and necessary steps to preserve the confidentiality of all Proprietary Information, whether communicated by the Proprietary Party, or received, in writing, electronically, orally or otherwise. Proprietary information shall include information and data regarding or relating to present or future pricing, discount policies, marketing strategies, commission plans, business plans and projections, sales goals, profit margins, financial data, markets and suppliers, legal and regulatory data, prospective and/or actual regulatory strategies, technical information, techniques, new ideas, inventions, developments, names/addresses/telephone numbers of Subscribers, credit histories and trade names of Subscribers, rates of attrition, and such other confidential engineering, technical, financial, business, marketing, promotional and sales data as a Disclosing Party shall designate as "proprietary," either in writing or orally, all of which are hereby identified and acknowledged to be Proprietary Information. This Agreement and its contents shall be deemed to be Proprietary Information of both Parties. Proprietary Information shall not include (i) information which at the time of disclosure was generally available to the public; (ii) information which subsequent to its disclosure by the Proprietary Party to the Receiving Party, is published or otherwise becomes available to the public through any means other than an act or omission of the Receiving Party; (iii) information which was previously known to the receiving Party free of any obligation to keep it confidential or which is subsequently developed in good faith by the Receiving Party; and (iv) information rightfully acquired in good faith from a third party on a non-confidential basis without breach of an agreement to maintain said information in confidence. Proprietary Information disclosed to a Party is and shall remain the property of the Proprietary Party. By disclosing Proprietary Information, the Proprietary Party does not



                                    4 of 28

Confidential

Blueshift Telecom, Inc.                                      IPVoice.com, Inc.
                               SERVICE AGREEMENT
-------------------------------------------------------------------------------

relinquish any of its proprietary rights and interests therein and hereby specifically reserves all such proprietary rights and interests to said Proprietary Information. A Party shall return (or, with the consent of the Proprietary Party, which shall not be unreasonable withheld, destroy) all Proprietary Information and all copies thereof, including, without limitation, written and electronic copies, as well as all summaries, notes or other documents, materials or things containing Proprietary Information, to the Proprietary Party promptly upon the reasonable written request of the Proprietary Party and upon the termination of this Agreement.

Proprietary Information shall not be used, or allowed to be used, by the Receiving Party for any purpose other than to facilitate its performance under this Agreement or disclosed to any third party without the Proprietary Party's prior written consent. The Receiving Party shall use at least the same degree of care and discretion it uses with regard to its own proprietary or confidential information to prevent the disclosure, unauthorized use or publication of Proprietary Information, including, but not limited to taking steps to: (i) advise all Receiving Party employees with access to the Proprietary Information of the obligation to protect the Proprietary Information; and (ii) restrict disclosure of the Proprietary Information solely to its employees with a need to know. A Receiving Party may disclose Proprietary Information (i) if required to do so by law; or (ii) if ordered to do so by a court or other governmental authority of competent jurisdiction; provided, however, that the Receiving
Party shall provide the Proprietary Party prior written notice of any such disclosure and exercise commercially reasonable efforts to both afford the Proprietary Party an opportunity to contest the disclosure and to limit the extent of the disclosure to the maximum extent practicable. The obligations set forth in this Section 12 shall survive termination of this Agreement.

11. RELATIONSHIP OF PARTIES. This Agreement constitutes Blueshift only as an independent contractor and not as a general or special agent or representative of IPVoice.

12. TRADEMARKS. Blueshift recognizes the right, title and interest of IPVoice in and to its name, service marks, trademarks and copyrights ("IPVoice Trademarks"), acknowledges that the IPVoice Trademarks and the registration thereof are good, valid and enforceable in law and equity, and agrees, during the Term and thereafter, not to engage in any activities, directly or indirectly, which may contest, dispute or otherwise impair the right, title and interest of IPVoice in and to the IPVoice Trademarks. Blueshift shall not acquire or claim any right, title or interest in or to the IPVoice Trademarks through purchase and use of the Services, and nothing in this Agreement shall constitute a general license authorizing the use of the IPVoice Trademarks without IPVoice's prior written approval and then only to the extent and in the manner so approved and subject to such rules and regulations as IPVoice shall from time to time promulgate in its sole discretion.

IPVoice recognizes the right, title and interest of Blueshift in and to its name, service marks, trademarks and copyrights ("Blueshift Trademarks"), acknowledges that the Blueshift Trademarks and the registration thereof are good, valid and enforceable in law and equity, and agrees, during the Term and thereafter, not to engage in any activities, directly or indirectly, which may contest, dispute or otherwise impair the right, title and interest of Blueshift in and to the Blueshift Trademarks. IPVoice shall not acquire or claim any right, title or interest in or to the Blueshift Trademarks through purchase and use of the Services, and nothing in this Agreement shall constitute a general license authorizing the use of the Blueshift Trademarks without Blueshift's prior written approval and then only to the extent and in the manner so approved and subject to such rules and regulations as Blueshift shall from time to time promulgate in its sole discretion.

                                    5 of 28

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
Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT

13. ARBITRATION. Arbitrations under this Agreement shall be conducted in accordance with the United States Arbitration Act (Title 9, US Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The arbitration shall be conducted in the City of the defending Party's jurisdiction. The decision of the arbitrator shall be final and binding upon the Parties. Judgment upon the arbitration award may be entered in any court having jurisdiction. In rendering any decision or making findings of fact the arbitrator shall apply the express intentions of the Parties set forth in this Agreement and the laws of the State of Arizona, including, without limitation, any applicable statutes, regulations and binding judicial decisions, as such would be applied by the courts of the State of Arizona and the United States District Court for Arizona.

14. MISCELLANEOUS. All notices an other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when received by hand delivery, telecopy (followed by notice transmitted, postage prepaid, by US registered or certified mail, return receipt requested), or overnight delivery service, with acknowledged receipt, addressed to the other Party at the address first above written for that Party, or to such other addresses as such Party shall have given for such purpose by notice hereunder. Unless otherwise provided herein, this Agreement may be amended only by an instrument in writing duly executed by all Parties. Any waiver by any Party of any breach of or failure to comply with any provision of this Agreement by the other Party shall not be construed as, or constitute, a continuing waiver of such provision, or a waiver of any other provision hereof. If any provision or provisions of this Agreement are determined to be invalid or contrary to any existing or future law, statute or ordinance of any jurisdiction or any order, rule or regulation of a court or regulatory or other governmental authority of competent jurisdiction, such invalidity shall not impair the operation of or affect those provisions in any other jurisdiction or any other provisions hereof which are valid, and the invalid provisions shall be construed in such manner as shall be as similar in terms to such invalid provisions as may be possible, consistent with applicable law. This Agreement may not be assigned by a Party without the prior written consent of the other Party. The rights and obligations under this Agreement shall survive any merger or sales of a Party and shall be binding upon and inure to the benefit of the Parties hereto, and their respective assigns, heirs, successors and legal representatives. It is not the intent of the Parties that there be any third party beneficiaries of this Agreement, and this Agreement is exclusively for the benefit of the Parties hereto or their respective assigns. The Parties covenant to one another to execute and deliver such further instruments and do such further reasonable acts and things as may reasonably be required to carry out the intent and purposes of this Agreement.

THIS AGREEMENT SETS FORTH THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENT AND COLLATERAL COVENANTS, ARRANGEMENTS, COMMUNICATIONS, REPRESENTATIONS AND WARRANTIES, WHETHER ORAL OR WRITTEN, BY EITHER PARTY (OR ANY OFFICER, DIRECTOR, EMPLOYEE OR REPRESENTATIVE OF THEREOF) WITH RESPECT TO THE SUBJECT MATTER HEREOF. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, APPLICABLE TO AGREEMENTS MADE AND TO BE ENTIRELY PERFORMED THEREIN, WITHOUT REGARD TO ITS PRINCIPLES OF CHOICE OF LAW. THE PARTIES AGREE THAT ANY ACTION TO ENFORCE OR INTERPRET THE TERMS OF THIS


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
Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT

--------------------------------------------------------------------------------

AGREEMENT SHALL BE INSTITUTED AND MAINTAINED ONLY IN THE FEDERAL DISTRICT COURT FOR ARIZONA, OR IF JURISDICTION IS NOT AVAILABLE IN FEDERAL COURT, THAN A STATE COURT LOCATED IN ARIZONA. BLUESHIFT HEREBY CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURTS AND WAIVES ANY RIGHT TO OBJECT TO SUCH JURISDICTION AND VENUE.


Confidential                        7 OF 28

Blueshift Telecom, Inc.                                        IPVoice.com, Inc.


                               SERVICE AGREEMENT
-------------------------------------------------------------------------------


This Agreement may be signed in any number is counterparts, each of which shall be an original for all purposes, but all of which together shall constitute one agreement.

IN WITNESS WHEREOF, the Parties have caused this SERVICE AGREEMENT to be executed as of the day and year first above written.

BLUESHIFT TELECOM, INC.                 IPVoice.com, Inc.

----------------------------------      ----------------------------------


By: /s/ Paul R. Chessick                By: /s/ Barbara S Will
    ------------------------------          ------------------------------

Name: Paul R. Chessick                  Name: Barbara S Will
      ----------------------------            ----------------------------

Title: President                        Title President & COO
       ---------------------------            ----------------------------

Date: 11/7/00                           Date: 11/7/00
      ----------------------------            ----------------------------



Confidential                        8 of 28

Blueshift Telecom, Inc.                                        IPVoice.com, Inc.
                               SERVICE AGREEMENT
--------------------------------------------------------------------------------

                                   SCHEDULE A

                               SERVICE AGREEMENT

TERM

Initial:  [***]
Renewal:  [***]

SERVICE:

[***]
[***]
Other Products and Services may be requested by Blueshift and shall be added upon approval by IPVoice. notice.

FLAT RATE PRODUCT NUMBER ONE

Flat rate unlimited long distance service via local access for residential Subscribers.

Product must originate on net locations:

     Location and/or Territory:
     -------- ------ ----------
     New York                 Los Angeles         Miami
     Chicago                  Dallas
     Atlanta                  Phoenix

     As other locations are added by IPVoice they will become available to Blueshift. Should Blueshift pre-market an area and obtain a minimum of [***] new customers, IPVoice, to the best of its ability, will add new facility to accommodate the growing customer base.

Termination to the 48 contiguous United States.

Termination to additional areas may be requested by Blueshift and shall be considered by IPVoice. IPVoice will in all cases attempt to turn Blueshift's requests around in a timely manner.


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
Blueshift Telecom, Inc.                                       IPVoice.com, Inc.

                               SERVICE AGREEMENT
_______________________________________________________________________________

PAYMENT AND TERMS

Flat rate programs are designed to be paid 30 day in advance so fees and first month's payment are collected up front.

Transactions can be done daily.

Once payment has been received in association with identifying Blueshift Subscriber to be activated IPVoice will activate Blueshift accounts with best effort to do same day transactions.





IPVOICE.COM.,INC. ROUTING INSTRUCTIONS

Direct to:          Wells Fargo Bank N.A.
                    [***]

Beneficiary Bank (BBK):
                    Wells Fargo Bank
                    Scottsdale Airpark Office
                    Cost Center Branch: CC2410

Beneficiary (BNF):
                    IPVoice.com, Inc.
                    7585 East Redfield Road, Suite 202
                    Scottsdale, AZ 85260

                    [***]
                    [***]

FEES:

[***]
[***]

     Pre-Paid Monthly Base Fee per Subscriber for flat rate unlimited long distance service via local access:

          Subscribers

Confidential                        10 of 28

Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT

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          1 to 500,000             [***]
          500,000 to 1,500,000     [***]
          1,500,000 to 2,500,000   [***]
          2,500,000 and up         [***]

Blueshift will have access to MultiCom(TM) for all order entry, billing, account maintenance, and customer care.
IPVoice will train Blueshift on MultiCom.
Rates for usage-based products are listed in Schedule B.




                                    11 of 28
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
Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT

--------------------------------------------------------------------------------

                                   SCHEDULE B

                            Usage Sensitive Charges

(Refer to Schedule C-1 for list of On-Net NPA/NXX and Schedule C-2 for list of On-Net LATAs)

Origination from On-Net NPA/NXX to On-Net LATA Termination: [***] on net

Origination from On-Net NPA/NXX to Off-Net LATA Termination: [***] off net

Origination from Toll Free Number to On-Net LATA Termination: [***]

Origination from Toll Free Number to Off-Net LATA Termination: [***]

Minutes will be billed in the following increments:

     Domestic: [***]
     International: [***]



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
Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT

--------------------------------------------------------------------------------

                                  Schedule B-1

                          On-Net Originating NPA/NXXs

   *TO BE COMPLETED BY IPVOICE BEFORE FINALIZATION & EXECUTION OF AGREEMENT*

================================================================================
 LATA Service    NPA         NXX          LATA Service    NPA         NXX
     Area                                     Area
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


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
Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                                     SERVICE AGREEMENT

------------------------------------------------------------------------------------------------------

                                        SCHEDULE B-2

                                  On-Net Terminating LATAs
-------------------------------------------------------------------------------------------------------
LATA SERVICE AREA             AREA CODES                LATA SERVICE AREA            AREA CODES
-------------------------------------------------------------------------------------------------------
128 E. Mass                   617, 781                 132 New York Metro         914, 212, 516, 718
-------------------------------------------------------------------------------------------------------
133 Poukeepsi, NY             914, 845, 347, 646, 917
-------------------------------------------------------------------------------------------------------
140 Buffalo, NY               716                      222 Delaware Valley, NJ    908
-------------------------------------------------------------------------------------------------------
224 North Jersey              732, 201, 908            226 Capital, PA            717, 814
-------------------------------------------------------------------------------------------------------
228 Philadelphia, PA          215, 610, 484            234 Pittsburgh, PA         412, 724, 267
-------------------------------------------------------------------------------------------------------
236 Washington, DC            202                      238 Baltimore, MD          443,410
-------------------------------------------------------------------------------------------------------
224 Roanoke, VA               540                      250 Lynchburg, VA          804
-------------------------------------------------------------------------------------------------------
254 Charleston, WV            304                      320 Cleveland, OH          216, 440
-------------------------------------------------------------------------------------------------------
325 Akron, OH                 330, 234                 328 Dayton, OH             937
-------------------------------------------------------------------------------------------------------
334 Auburn, IN                219                      336 Indianapolis, IN       317
-------------------------------------------------------------------------------------------------------
340 Detroit, MI               810, 248, 734            346 Lansing, MI            517, 313
-------------------------------------------------------------------------------------------------------
348 Grand Rapids, MI          616, 231                 356 SE/Milwaukee, WI       262, 414
-------------------------------------------------------------------------------------------------------
358 Chicago, IL               312, 630, 773            362 Cairo, IL              618
-------------------------------------------------------------------------------------------------------
420 Asheville, NC             828                      422 Charlotte, NC          704, 980
-------------------------------------------------------------------------------------------------------
424 Greensboro, NC            336                      426 Raleigh, NC            919
-------------------------------------------------------------------------------------------------------
428 Wilmington, NC            910                      430 Greenville, SC         864
-------------------------------------------------------------------------------------------------------
432 Florence, SC              843                      436 Charleston, SC         843
-------------------------------------------------------------------------------------------------------
438 Atlanta, GA               770, 706, 678            440 Savannah, GA           912, 404
-------------------------------------------------------------------------------------------------------
442 Augusta, GA               912, 706                 444 Albany, GA             912
-------------------------------------------------------------------------------------------------------
446 Macon, GA                 912                      448 Pensacola, FL          850
-------------------------------------------------------------------------------------------------------
450 Panama City, FL           850                      452 Jacksonville, FL       904
-------------------------------------------------------------------------------------------------------
454 Gainesville, FL           813, 352                 456 Daytona Beach, FL      407, 904
-------------------------------------------------------------------------------------------------------
458 Orlando, FL               407, 321                 460 Miami, FL              954, 305
-------------------------------------------------------------------------------------------------------
462 Louisville, KY            502                      464 Owensboro, KY          270
-------------------------------------------------------------------------------------------------------
466 Winchester, KY            859                      468 Memphis, TN            901
-------------------------------------------------------------------------------------------------------
470 Nashville, TN             615                      472 Chattanooga, TN        423
-------------------------------------------------------------------------------------------------------
474 Knoxville, TN             865                      476 Birmingham, AL         205
-------------------------------------------------------------------------------------------------------
477 Huntsville, AL            256                      480 Mobile, AL             334
-------------------------------------------------------------------------------------------------------
490 New Orleans, LA           504                      520 St. Louis, MO          314
-------------------------------------------------------------------------------------------------------
521 Westphalia, MO            573                      524 Kansas City, MO        816
-------------------------------------------------------------------------------------------------------
552 Dallas, TX                214, 817                 560 Houston, TX            713, 281, 832
-------------------------------------------------------------------------------------------------------
628 Minneapolis, MN           612, 651                 730 Los Angeles, CA        213, 323, 909, 763, 952
-------------------------------------------------------------------------------------------------------
732 San Diego, CA             858                      920 Connecticut, CT        203, 860
-------------------------------------------------------------------------------------------------------
922 Cincinnati, OH            513                      939 Fort Myers, FL         941
-------------------------------------------------------------------------------------------------------
949 Fayetteville, NC          910                      951 Rocky Mount, NC        252
-------------------------------------------------------------------------------------------------------
952 Tampa, FL                 813                      953 Tallahassee, FL        904, 850
-------------------------------------------------------------------------------------------------------
956 Bristol, TN               423                      978 Olney, IL              618
-------------------------------------------------------------------------------------------------------

                                    14 of 28
Confidential

Blueshift Telecon, Inc.                                       IPVoice.com, Inc.

                               SERVICE AGREEMENT

-------------------------------------------------------------------------------

                                   SCHEDULE C


          Last revised: 10/25/00

       COUNTRY                            C/C                      IPVC RATES
                                                                     (TPMD)
-----------------------------------------------------------------------------
Afghanistan                                93                         [***]
Albania                                   355                         [***]
Algeria                                   213                         [***]
American Samoa                            684                         [***]
Andorra                                   376                         [***]
Angola                                    244                         [***]
Anguilla                                 1264                         [***]
Antarctica - Scott                        672                         [***]
Antarctica - Casey                       6720                         [***]
Antarctica - Casey                      67212                         [***]
Antigua and Barbuda                      1268                         [***]
Antigua and Barbuda - Mobile            1268723                       [***]
Antigua and Barbuda - Mobile            1268464                       [***]
Argentina                                  54                         [***]
Argentina - Buenos Aires                  541                         [***]
Argentina - Mendoza                      5461                         [***]
Argentina - Mobile                        54-                         [***]
                                 115, 116, 117, 118, 140              [***]
                                 141, 142, 1443, 144, 145,            [***]
                                 147, 149, 153, 154, 155,             [***]
                                 156, 167, 193, 197, 50,              [***]
                                 55, 59, 60, 63, 67, 69               [***]
Armenia                                   374                         [***]
Armenia - Mobile                         3741                         [***]
Aruba                                    2978                         [***]
Ascension                                 247                         [***]
Australia                                  61                         [***]
Australia - Adelaide                      618                         [***]
Australia - Brisbane                      617                         [***]
Australia - Canberra                      616                         [***]
Australia - Melbourne                     613                         [***]
Australia - Mobile                        61-                         [***]
                                 14, 15, 17, 18, 19, 40,              [***]
                                        41, 42                        [***]
Australia - Sydney                        612                         [***]
Austria                                    43                         [***]


                                    15 of 28

Confidential

Blueshift Telecom, Inc.                                     IPVoice.com, Inc.

                               SERVICE AGREEMENT


                Austria - Mobile                43-663, 664, 676, 560, 599                     [***]
                Austria - Vienna                           431                                 [***]
                      Azerbaijan                           994                                 [***]
                         Bahamas                           1242                                [***]
                         Bahrain                           973                                 [***]
                      Bangladesh                           880                                 [***]
      Bangladesh - Dhaka (Dacca)                           8802                                [***]
             Bangladesh - Mobile                           8801                                [***]
                        Barbados                           1246                                [***]
                         Belarus                           375                                 [***]
                         Belgium                            32                                 [***]
              Belgium - Brussels                           322                                 [***]
                Belgium - Mobile                           32-                                 [***]
                                        17, 18, 45, 47, 49, 70, 72, 73, 75, 77, 78, 88,        [***]
                                                       95, 96, 98                              [***]
                          Belize                           501                                 [***]
                           Benin                           229                                 [***]
                         Bermuda                           1441                                [***]
                          Bhutan                           975                                 [***]
                         Bolivia                           591                                 [***]
            Bolivia - Cochabamba                          59142                                [***]
                Bolivia - La Paz                           5912                                [***]
                Bolivia - Mobile                           5911                                [***]
            Bolivia - Santa Cruz                          59133                                [***]
         Bosnia and Herzegovinia                           387                                 [***]
                        Botswana                           267                                 [***]
                          Brazil                            55                                 [***]
                 Brazil - Mobile            55-110, 111, 119, 216, 217, 219, 619               [***]
         Brazil - Rio de Janeiro                           5521                                [***]
Brazil - Rio de Janeiro - Mobile                     55-216, 217, 219                          [***]
              Brazil - Sao Paulo                           5511                                [***]
     Brazil - Sao Paulo - Mobile                     55-110, 111, 119                          [***]
          British Virgin Islands                           1284                                [***]
                          Brunei                            673                                [***]
                 Brunei - Mobile                        673-2, 6, 8                            [***]
                        Bulgaria                            359                                [***]
               Bulgaria - Mobile                     359-79, 1, 48, 88                         [***]
                    Burkina Faso                            226                                [***]
                         Burundi                            257                                [***]
                Burundi - Mobile                           25729                               [***]
                        Cambodia                            855                                [***]



                                    16 of 28

Confidential

Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT

                    Cambodia - Mobile        855-11,12,16        [***]
                             Cameroon             237            [***]
                               Canada              1             [***]
                     Canada - Alberta            1403            [***]
            Canada - British Columbia            1250            [***]
Canada - British Columbia - Vancouver           1250604          [***]
                    Canada - Manitoba            1204            [***]
               Canada - New Brunswick            1506            [***]
                Canada - Newfoundland            1709            [***]
                 Canada - Nova Scotia            1902            [***]
      Canada - Ontario - Fort William            1807            [***]
          Canada - Ontario - Hamilton            1905            [***]
            Canada - Ontario - London            1519            [***]
         Canada - Ontario - North Bay            1705            [***]
           Canada - Ontario - Toronto            1416            [***]
           Canada - Quebec - Montreal            1514            [***]
Canada - Quebec - Montreal (suburban)            1450            [***]
        Canada - Quebec - Quebec City            1418            [***]
          Canada - Quebec - Sherbooke            1819            [***]
                Canada - Saskatchewan            1306            [***]
   Canada - The Northwest Territories            1819            [***]
   Canada - The Northwest Territories            1867            [***]
                   Cape Verde Islands             238            [***]
                       Cayman Islands            1345            [***]
             Central African Republic             236            [***]
                                 Chad             235            [***]
                                Chile             56             [***]
                    Chile - Audiotext        56-000,90,91        [***]
                       Chile - Mobile             569            [***]
                                China             86             [***]
             China - Beijing (Peking)            8610            [***]
                       China - Mobile            8613            [***]
                     China - Shanghai            8621            [***]
                     Christmas Island      6189100, 6189164      [***]
                          Coco Island      6189101, 6189162      [***]
                             Columbia             57             [***]
                   Columbia - Armenia            5760            [***]
               Columbia - Barranquila            5758            [***]
                    Columbia - Bogota             571            [***]


                                    17 of 28

Confidential

Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT
--------------------------------------------------------------------------------

Columbia - Cali                      572326                           [***]
Columbia - Cartagena                   5759                           [***]
Columbia - Medellin                     574                           [***]
Columbia - Mobile                       573                           [***]
Columbia - Palmira                     5731                           [***]
Columbia - Pereira                     5761                           [***]
Comoros                                 269                           [***]
Congo                                   242                           [***]
Cook Islands                            682                           [***]
Costa Rica                              506                           [***]
Costa Rica - Mobile           506-3,283,284                           [***]
Croatia                                 385                           [***]
Croatia - Mobile               38598, 38599                           [***]
Cuba                                     53                           [***]
Cyprus                                  357                           [***]
Cyprus - Mobile                        3579                           [***]
Czech Republic                          420                           [***]
Czech Republic - Mobile                4206                           [***]
Czech Republic - Prague                4202                           [***]
Denmark                                  45                           [***]
Denmark - Mobile              45-2,30,40,50                           [***]
Diego Garcia                            246                           [***]
Djibouti                                253                           [***]
Djibouti - Mobile                     25380                           [***]
Dominica                               1767                           [***]
Dominican Republic                     1809                           [***]
Easter Island                            56                           [***]
Ecuador                                 593                           [***]
Ecuador - Guayaquil                    5934                           [***]
Ecuador - Mobile                       5939                           [***]
Ecuador - Quito                        5932                           [***]
Ecuador - Salinas                      5934                           [***]
Egypt                                    20                           [***]
Egypt - Cairo                           202                           [***]
Egypt - Mobile                         2012                           [***]
El Salvador                             503                           [***]
El Salvador - Mobile                   5038                           [***]
Equatorial Guinea                       240                           [***]
Eritrea                                 291                           [***]
Estonia                                 372                           [***]
Estonia - Mobile                       3725                           [***]

                                    18 of 28

Confidential

Blueshift Telecom, Inc.                                       IPVoice.com, Inc.

                               SERVICE AGREEMENT

-------------------------------------------------------------------------------

                       Ethiopia                  251                       [***]
         Ethiopia - Addis Adaba                  2511                      [***]
               Ethiopia - Assab                  2513                      [***]
           Ethiopia - Dire Dawa                  2515                      [***]
              Ethiopia - Mobile                 25192                      [***]
               Falkland Islands                  500                       [***]
                  Faroe Islands                  298                       [***]
                           Fiji                  679                       [***]
                        Finland                  358                       [***]
               Finland - Mobile             358-4,5,6,7,8                  [***]
                         France                   33                       [***]
                France - Mobile                  336                       [***]
                 France - Paris                  331                       [***]
                French Antilles                  596                       [***]
   French Antilles - Martinique                 59687                      [***]
                  French Guyana                  594                       [***]
               French Polynesia                  689                       [***]
                          Gabon                  241                       [***]
                         Gambia                  220                       [***]
                        Georgia             7881,7883,995                  [***]
                        Germany                   49                       [***]
               Germany - Berlin                  4930                      [***]
           Germany - Dusseldorf                 49211                      [***]
            Germany - Frankfurt                  4969                      [***]
              Germany - Hamburg                  4940                      [***]
               Germany - Mobile              49-161,17,18                  [***]
               Germany - Munich                  4989                      [***]
                          Ghana                  233                       [***]
                  Ghana - Accra                 23321                      [***]
                 Ghana - Mobile    233-20,22,23,24,25,26,27,28,29          [***]
                     Gilbraltar                  350                       [***]
                         Greece                   30                       [***]
                Greece - Athens                  301                       [***]
                Greece - Mobile               309, 3010                    [***]
              Greece - Salonika                  3031                      [***]
                      Greenland                  299                       [***]
             Greenland - Mobile               2994, 2995                   [***]
         Grenada and Carriacuou                  1473                      [***]
               Grenadin Islands                  784                       [***]
               Grenadin Islands                  262                       [***]
 Grenadin Islands - St. Vincent               1809, 1784                   [***]

                                    19 of 28
Confidential

Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT

--------------------------------------------------------------------------------

Grenadin Islands - Union Island                             1809, 1784                [***]
                     Guadeloupe                                590                    [***]
                           Guam                                671                    [***]
                 Guantanamo Bay                                 53                    [***]
    Guantanamo Bay - All Points                                5399                   [***]
                      Guatemala                                502                    [***]
             Guatemala - Mobile                          502-20,30,70,90              [***]
                         Guinea                                224                    [***]
             Guinea - Audiotext                          224-1,5,6,7,8,9              [***]
                  Guinea-Bissau                                245                    [***]
                         Guyana                                592                    [***]
                Guyana - Mobile                             592-2,5,8                 [***]
                          Haiti                                509                    [***]
                 Haiti - Mobile                          509251,3,4,5,6               [***]
                       Honduras                                504                    [***]
              Honduras - Mobile                                5049                   [***]
                      Hong Kong                                852                    [***]
             Hong Kong - Mobile                           852-1,6,7,8,9               [***]
                        Hungary                                 36                    [***]
               Hungary - Mobile                            36-20,30,60                [***]
                        Iceland                                354                    [***]
                          India                                 91                    [***]
                 India - Bombay                                9122                   [***]
                 India - Madras                                9144                   [***]
                 India - Mobile                 91-44,111,118,1190,1192,1193,1194,    [***]
                                                     1195,1196,1197,1198,1199         [***]
              India - New Delhi                                9111                   [***]
                      Indonesia                                 62                    [***]
            Indonesia - Jakarta                                6221                   [***]
             Indonesia - Mobile                            62-28,82,81                [***]
 Inmarsat - East Atlantic Ocean                                871                    [***]
        Inmarsat - Indian Ocean                                873                    [***]
       Inmarsat - Pacific Ocean                                872                    [***]
 Inmarsat - West Atlantic Ocean                                874                    [***]
                           Iran                                 98                    [***]
                           Iraq                                964                    [***]
                        Ireland                                353                    [***]
               Ireland - Dublin                                3531                   [***]
               Ireland - Mobile                                3538                   [***]
                        Iridium                                881                    [***]
                         Israel                                972                    [***]


                                    20 of 28

Confidential

Blueshift Telecom, Inc.                                IPVoice.com, Inc.

                               SERVICE AGREEMENT
------------------------------------------------------------------------

          Israel - Mobile                                  9725                             [***]
  Israel - Tel Aviv-Jaffa                                  9723                             [***]
                    Italy                                   39                              [***]
            Italy - Genoa                                  3910                             [***]
            Italy - Milan                                  392                              [***]
           Italy - Mobile                 39-033, 320, 328, 329, 330, 335, 336,             [***]
                                          337, 338, 339, 347, 348, 349, 360, 368            [***]
            Italy - Turin                                  3911                             [***]
              Ivory Coast                                  225                              [***]
                  Jamaica                                  1876                             [***]
                    Japan                                   81                              [***]
         Japan - Military                             813117, 816117                        [***]
           Japan - Mobile             81-10, 13, 14, 15, 16, 17, 19, 20, 30, 31, 40,        [***]
                                                  50, 60, 61, 70, 80, 90                    [***]
            Japan - Osaka                                  816                              [***]
            Japan - Tokyo                                  813                              [***]
   Japan - Tokyo (on net)                               8133, 8135                          [***]
                   Jordan                                  962                              [***]
           Jordan - Amman                                  9626                             [***]
          Jordan - Mobile                                 96279                             [***]
               Kazakhstan                                  731                              [***]
               Kazakhstan                                  732                              [***]
                    Kenya                                  254                              [***]
          Kenya - Nairobi                                  2542                             [***]
                 Kiribati                                  686                              [***]
             Korea, North                                  850                              [***]
             Korea, South                                   82                              [***]
    Korea, South - Mobile                      82-11, 16, 17, 18, 19, 27, 1                 [***]
                   Kuwait                                  965                              [***]
          Kuwait - Mobile                                  9659                             [***]
                Kygyzstan                                  996                              [***]
       Kygyzstan - Mobile                     966-31, 32, 34, 35, 36, 37, 39                [***]
                     Laos                                  856                              [***]
                   Latvia                                  371                              [***]
                  Lebanon                                  961                              [***]
         Lebanon - Mobile                                  9613                             [***]
                  Lesotho                                  266                              [***]
                  Liberia                                  231                              [***]
         Liberia - Mobile                                 23128                             [***]


                                    21 of 28

Confidential

Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                                   SERVICE AGREEMENT
--------------------------------------------------------------------------------

                         Libya                        218                          [***]
                 Liechtenstein                     423,4175                        [***]
                 Liechtenstein                       4175                          [***]
            Lithuania - Mobile      370-79, 85, 86, 87, 88, 89, 90, 98, 99         [***]
                    Luxembourg                       352                           [***]
                         Macau                       853                           [***]
Macedonia, Federal Republic of                       389                           [***]
                    Madagascar                       261                           [***]
           Madagascar - Mobile                      26132                          [***]
                        Malawi                       265                           [***]
                      Malaysia                        60                           [***]
        Malaysia - Joho Baharu                       607                           [***]
       Malaysia - Kuala Lumpur                       603                           [***]
             Malaysia - Mobile                       6010                          [***]
                      Maldives                       960                           [***]
                          Mali                       223                           [***]
                         Malta                       356                           [***]
              Marshall Islands                       692                           [***]
                    Mauritania                       222                           [***]
                     Mauritius                       230                           [***]
                       Mayotte                       2696                          [***]
 Mexico - Guadalajara Off Peak                  523, 5236, 525                     [***]
     Mexico - Guadalajara Peak                  523, 5236, 525                     [***]
Mexico - Mexico City (non AT&T)
                      Off Peak                       5259                          [***]
Mexico - Mexico City (non AT&T)
                          Peak                       5259                          [***]
 Mexico - Mexico City Off Peak                       5251                          [***]
 Mexico - Mexico City Off Peak                       5252                          [***]
 Mexico - Mexico City Off Peak                       5253                          [***]
 Mexico - Mexico City Off Peak                       5254                          [***]
 Mexico - Mexico City Off Peak                       5255                          [***]
 Mexico - Mexico City Off Peak                       5256                          [***]
 Mexico - Mexico City Off Peak                       5257                          [***]
 Mexico - Mexico City Off Peak                       5258                          [***]
     Mexico - Mexico City Peak                       5251                          [***]
     Mexico - Mexico City Peak                       5252                          [***]
     Mexico - Mexico City Peak                       5253                          [***]
     Mexico - Mexico City Peak                       5254                          [***]
     Mexico - Mexico City Peak                       5255                          [***]
     Mexico - Mexico City Peak                       5256                          [***]

                                    22 of 28
Confidential

Blueshift Telecom, Inc.                                     IPVoice.com, Inc.

                               SERVICE AGREEMENT
-----------------------------------------------------------------------------

   Mexico - Mexico City Peak         5257                    [***]
   Mexico - Mexico City Peak         5258                    [***]
 Mexico - Monterrey Off Peak         5282                    [***]
 Mexico - Monterrey Off Peak         5283                    [***]
     Mexico - Monterrey Peak         5282                    [***]
     Mexico - Monterrey Peak         5283                    [***]
           Mexico 1 Off Peak          52                     [***]
               Mexico 1 Peak          52                     [***]
          Mexico 10 Off Peak         5281                    [***]
          Mexico 10 Off Peak         5282                    [***]
          Mexico 10 Off Peak         5283                    [***]
              Mexico 10 Peak         5281                    [***]
              Mexico 10 Peak         5282                    [***]
              Mexico 10 Peak         5283                    [***]
          Mexico 11 Off Peak         5231                    [***]
          Mexico 11 Off Peak         5236                    [***]
          Mexico 11 Off Peak         5238                    [***]
              Mexico 11 Peak         5231                    [***]
              Mexico 11 Peak         5236                    [***]
              Mexico 11 Peak         5238                    [***]
           Mexico 2 Off Peak          52                     [***]
               Mexico 2 Peak          52                     [***]
           Mexico 3 Off Peak          52                     [***]
               Mexico 3 Peak          52                     [***]
           Mexico 4 Off Peak          52                     [***]
               Mexico 4 Peak          52                     [***]
           Mexico 5 Off Peak          52                     [***]
               Mexico 5 Peak          52                     [***]
           Mexico 6 Off Peak          52                     [***]
               Mexico 6 Peak          52                     [***]
           Mexico 7 Off Peak          52                     [***]
               Mexico 7 Peak          52                     [***]
           Mexico 8 Off Peak          52                     [***]
               Mexico 8 Peak          52                     [***]
           Mexico 9 Off Peak         525                     [***]
               Mexico 9 Peak         525                     [***]
Micronesia, Federated States         691                     [***]
                     Moldova      373, 3739                  [***]
            Moldova - Mobile        3738                     [***]
                      Monaco      377, 3393                  [***]
                    Mongolia        9761                     [***]


                                    23 of 28

Confidential

Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT

--------------------------------------------------------------------------------

              Montserrat                   1664                  [***]
                 Morocco                    212                  [***]
              Mozambique                    258                  [***]
                 Myanmar                     95                  [***]
                 Namibia                    264                  [***]
                   Nauru                    674                  [***]
                   Nepal                    977                  [***]
             Netherlands                     31                  [***]
 Netherlands - Amsterdam                    3120                 [***]
    Netherlands - Mobile                  316, 319               [***]
    Netherlands Antilles                    599                  [***]
       Nevis & St. Kitts                    1869                 [***]
           New Caledonia                    687                  [***]
             New Zealand                     64                  [***]
    New Zealand - Mobile                 6421, 6425              [***]
               Nicaragua                    505                  [***]
      Nicaragua - Mobile                 5058, 5059              [***]
                   Niger                    227                  [***]
                 Nigeria                    234                  [***]
         Nigeria - Lagos                    2341                 [***]
Nigeria - Lagos - Mobile            2341-288,470,774,775         [***]
        Nigeria - Mobile             234-090,470,774,775         [***]
                    Niue                    683                  [***]
          Norfolk Island                   6723                  [***]
                  Norway                     47                  [***]
         Norway - Mobile           47-90,91,92,93,94,95,96       [***]
                    Oman                    968                  [***]
                Pakistan                     92                  [***]
       Pakistan - Mobile                    923                  [***]
                   Palau                    680                  [***]
               Palestine                    970                  [***]
                  Panama                    507                  [***]
         Panama - Mobile              507-6,612,613,614          [***]
    Panama - Panama City                    5072                 [***]
        Papua New Guinea                    675                  [***]
                Paraguay                    595                  [***]
     Paraguay - Asuncion                   59521                 [***]
       Paraguay - Mobile                59597, 59598             [***]
                    Peru                     51                  [***]
             Peru - Lima                     511                 [***]

                                    24 of 28

Confidential

Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT

Peru-Mobile                                  51-                                 [***]
                                    15,16,18,19,246,346,446,546,646,74           [***]
                                    6,846,946,349,449,549,649,749,849,           [***]
                                             949                                 [***]
Philippines                                  63                                  [***]
Philippines-Manila                          632                                  [***]
Philippines-Manila (Bayantel)               6324                                 [***]
Philippines-Mobile                           63-                                 [***]
                                    241,242,275,291,30,40,50,60,70,80,           [***]
                                              9                                  [***]
Poland                                       48                                  [***]
Poland-Mobile                           48-26,50,69,90                           [***]
Poland-Warsaw                               4822                                 [***]
Portugal                                     351                                 [***]
Portugal-Lisbon                             35119                                [***]
Portugal-Madalena                           35192                                [***]
Portugal-Madeira Islands                   351910                                [***]
Portugal-Mobile                     351-931,933,936,676,929,937                  [***]
Puerto Rico                                  1787                                [***]
Qatar                                         974                                [***]
Reunion Island                                262                                [***]
Romania                                        40                                [***]
Romania-Bucharest                             401                                [***]
Russia-Nakhoda                               7423                                [***]
Russia-Sakhalin                              7424                                [***]
Russia (off peak) Daily 10am-2am                7                                [***]
                         EST SWO
Russia (peak) Daily 2am-10am EST                7                                [***]
                             SW1
Russia-Mobile - 7+901 (Off Peak)             7901                                [***]
Russia-Mobile - 7+901 (Peak)                 7901                                [***]
Russia-Moscow - 7+095 (Off Peak)             7095                                [***]
Russia-Moscow - 7+095 (Peak)                 7095                                [***]
Russia-Moscow - 7+096 (Off Peak)             7096                                [***]
Russia-Moscow - 7+096 (Peak)                 7096                                [***]
Russia-Moscow - 7+097 (Off Peak)             7097                                [***]
Russia-Moscow - 7+097 (Peak)                 7097                                [***]
Russia-Overlay (Off Peak)                      75                                [***]
Russia-Overlay (Peak)                        7402                                [***]
Russia-Overlay (Off Peak)                    7402                                [***]
Russia-Overlay (Peak)                          75                                [***]
Russia-St. Petersburg - (Peak)               7812                                [***]
Russia-St. Petersburg - (Off Peak)           7812                                [***]

                                    25 of 28

Confidential

Blueshift Telecom, Inc.                                     IPVoice.com, Inc.

                               SERVICE AGREEMENT
-----------------------------------------------------------------------------

                          Rwanda               250                               [***]
                 Saipan/Marianas               670                               [***]
                      San Marino               378                               [***]
                        Sao Tome               239                               [***]
                    Saudi Arabia               966                               [***]
           Saudi Arabia - Mobile             96655                               [***]
                Senegal Republic               221                               [***]
        Senegal Republic - Dakar              2218                               [***]
             Serbia, Republic of               381                               [***]
                      Seychelles               248                               [***]
             Seychelles - Mobile            2485, 2487                           [***]
                    Sierra Leone               232                               [***]
                       Singapore                65                               [***]
              Singapore - Mobile               659                               [***]
                        Slovakia               421                               [***]
                        Slovenia               386                               [***]
                 Solomon Islands               677                               [***]
                         Somalia               252                               [***]
                    South Africa                27                               [***]
     South Africa - Johannesburg              2711                               [***]
           South Africa - Mobile            27-82, 810, 83                       [***]
                           Spain                34                               [***]
               Spain - Barcelona              3493                               [***]
                  Spain - Madrid               341                               [***]
                 Spain - Melilla             34952                               [***]
                  Spain - Mobile               346                               [***]
                       Sri Lanka                94                               [***]
              Sri Lanka - Mobile               947                               [***]
                      St. Helena               290                               [***]
                       St. Lucia              1758                               [***]
          St. Pierre et Miquelon               508                               [***]
                           Sudan               249                               [***]
                        Suriname               597                               [***]
                       Swaziland               268                               [***]
                          Sweden                46                               [***]
                 Sweden - Mobile           46-10, 70, 73                         [***]
                     Switzerland                41                               [***]
            Switzerland - Mobile                41-
                                       076, 077, 078, 079, 086, 20,
                                   40, 50, 70, 74, 76, 77, 78, 79, 80, 90        [***]
                           Syria               963                               [***]
                          Taiwan               886                               [***]

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                               SERVICE AGREEMENT
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

                  Taiwan - Mobile                        8869                          [***]
                  Taiwan - Taipei                        8862                          [***]
                       Tajikistan                     992, 73772                       [***]
                         Tanzania                        255                           [***]
                         Thailand                         66                           [***]
               Thailand - Bangkok                        662                           [***]
                Thailand - Mobile                        661                           [***]
                             Togo                        228                           [***]
                          Tokelau                        690                           [***]
                            Tonga                        676                           [***]
              Trinidad and Tobago                        1868                          [***]
                          Tunisia                        216                           [***]
                           Turkey                         90                           [***]
   Turkey - Istanbul (Asian side)                       90216                          [***]
Turkey - Istanbul (European side)                       90212                          [***]
                  Turkey - Mobile                        905                           [***]
                     Turkmenistan                 9993, 73632, 7378                    [***]
          Turkmenistan - Ashgabad                       99312                          [***]
         Turks and Caicos Islands                        1649                          [***]
                           Tuvalu                        688                           [***]
                           Uganda                        256                           [***]
                          Ukraine                        380                           [***]
                   Ukraine - Kiev                       38044                          [***]
                 Ukraine - Mobile                       38050                          [***]
                 Ukraine - Mobile                       38068                          [***]
             United Arab Emirates                        971                           [***]
 United Kingdom - London Off Peak                    44171, 44181                      [***]
     United Kingdom - London Peak                    44171, 44182                      [***]
 United Kingdom - Mobile Off Peak                        44-                           [***]
                                        03,04,7,7,8,9,1399,05,07,08,2,3,4,5,6          [***]
     United Kingdom - Mobile Peak                        44-                           [***]
                                        03,04,7,7,8,9,1399,05,07,08,2,3,4,5,7          [***]
        United Kingdom - Off Peak                         44                           [***]
            United Kingdom - Peak                         44                           [***]
                    United States                         1                            [***]
           United States - Alaska                        1907                          [***]
           United States - Hawaii                        1808                          [***]
                          Uruguay                        598                           [***]
                US Virgin Islands                      340, 822                        [***]
                       Uzbekistan                 73712, 73662, 7375                   [***]


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
Blueshift Telecom, Inc.                                        IPVoice.com, Inc.

                               SERVICE AGREEMENT
-------------------------------------------------------------------------------

                                             998                 [***]
Vanuatu                                      678                 [***]
Vatican City-All Points                     396698               [***]
Venezuela                                     58                 [***]
Venezuela-Barquisimeto                      5851                 [***]
Venezuela-Caracas                            582                 [***]
Venezuela-Cristbol                          5876                 [***]
Venezuela-Maracay                           5843                 [***]
Venezuela-Mobile                         5814, 5813              [***]
Vietnam-Ho Chi Minh City                     848                 [***]
Vietnam-Ho Chi Minh City-Mobile           848-1,5,8,9            [***]
Vietnam-Mobile                               849                 [***]
Vietnam, Socialist Republic of                84                 [***]
Wallis & Futuna Islands                      681                 [***]
Western Samoa                                685                 [***]
Yemen                                        967                 [***]
Zaire                                        243                 [***]
Zaire-Mobile                                2438                 [***]
Zambia                                       260                 [***]
Zimbabwe                                     263                 [***]


                                    28 of 28

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